UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 2, 2014

All in Blind, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-187704	45-2990161
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

15765 Imperial Highway
La Mirada, CA 90638
(Address of Principal Executive Offices) (Zip Code)

(562) 943-8885
(registrant's telephone number, including area code)

Not Applicable
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      .Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

By unanimous written consent effective January 2, 2014, the Board of Directors of the Company determined to change its fiscal year end from December 31 to February 28.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

a.

None

b.

Exhibits

Number	Exhibit

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ALL IN BLIND, INC.

Dated: September 4, 2014

/s/ Adri Chimberoff

Adri Chimberoff

Chief Executive Officer

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